Exhibit 32.1

LECG CORPORATION AND SUBSIDIARY

CERTIFICATION
OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of LECG Corporation hereby certify that the Annual Report on Form 10-K of LECG Corporation for the fiscal year ended December 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of LECG Corporation.

/s/ MICHAEL J. JEFFERY	/s/ JOHN C. BURKE
Michael J. Jeffery	John C. Burke
Chief Executive Officer	Chief Financial Officer
March 12, 2007	March 12, 2007